SUPPORT AGREEMENT

THIS AGREEMENT is made the ___ day of ___, 2006

BETWEEN:

            BARNABUS ENERGY, INC., a corporation incorporated under the laws of the State of Nevada

            ("BEI")

            - and -

            2093603 ONTARIO INC., a corporation incorporated pursuant to the laws of the Province of Ontario

            ("EXCHANGECO")

            - and -

            THE PARTIES LISTED IN SCHEDULE "A" ATTACHED

            (each hereinafter referred to as a "HOLDER OF EXCHANGEABLE SHARES")

                  WHEREAS pursuant to a stock purchase agreement dated as of the date hereof (the "SHARE PURCHASE AGREEMENT") between BEI, Exchangeco, Solar Roofing Systems Inc. (the "COMPANY") and the shareholders of the Company (the "SHAREHOLDERS"), Exchangeco has agreed to acquire all of the common shares of the Company (the "SOLAR SHARES") that BEI does not currently own;

                  AND WHEREAS in accordance with the Share Purchase Agreement, the Shareholders will exchange their Solar Shares for cash and either (i) common shares in the capital of BEI ("BEI SHARES") or (ii) exchangeable Class A shares in the capital of Exchangeco (the "EXCHANGEABLE SHARES") having substantially the rights, privileges, restrictions and conditions set out in Schedule "B" hereto;

                  AND WHEREAS the Exchangeable Shares may be retracted or redeemed for BEI Shares, subject to the overriding right of BEI to directly or indirectly purchase the Exchangeable Shares in certain circumstances in exchange for BEI Shares;

                  AND WHEREAS in accordance with the Share Purchase Agreement, the parties hereto have agreed to enter into this support agreement (the "AGREEMENT");

                  NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:


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                                      -2-





                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1 DEFINED TERMS

                  Each term denoted herein by initial capital letters (or by lower case letters in the case of the definition of "including") and not otherwise defined herein shall have the meaning ascribed thereto in the share provisions of the Exchangeable Shares (the "SHARE PROVISIONS") or the Share Purchase Agreement.

1.2 INTERPRETATION NOT AFFECTED BY HEADINGS

                  The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "Section " followed by a number and/or a letter refer to the specified Article or Section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto. 1.3 NUMBER, GENDER

                  Words in the singular number only shall include the plural and vice versa. Words in one gender shall include all genders. 1.4 DATE FOR ANY ACTION

                  If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                                   COVENANTS

2.1 COVENANTS REGARDING EXCHANGEABLE SHARES

                  So long as there are outstanding any Exchangeable Shares not owned by BEI or its Affiliates, BEI shall:

      (a) not declare or pay any dividend on BEI Shares unless (i) Exchangeco shall simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in Section 3 of the Share Provisions) on the Exchangeable Shares and (ii) Exchangeco shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend on the Exchangeable Shares;


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                                      -3-


      (b) advise Exchangeco sufficiently in advance of the declaration by BEI of any dividend on BEI Shares and take all such other actions as are reasonably necessary, in co-operation with Exchangeco, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on BEI Shares;

      (c) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share upon a Liquidation Distribution, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Exchangeco, as the case may be, including all such actions and all such things as are reasonably necessary or desirable to enable and permit Exchangeco to deliver or cause to be delivered cash or BEI Shares to the holders of Exchangeable Shares in accordance with the provisions of Sections 5, 6 or 7, as applicable, of the Share Provisions;

      (d) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit BEI, in accordance with applicable law, to exercise the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, including all such actions and all such things as are necessary or desirable to enable and permit BEI to issue and deliver BEI Shares to the holders of Exchangeable Shares in accordance with the provisions of Section 8 of the Share Provisions, provided that in the event that BEI is unable to exercise the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, BEI shall take all such actions and do all such things as are reasonably necessary or desirable to otherwise enable and permit delivery of the BEI Shares to the holders of Exchangeable Shares in accordance with the provisions of
            Section 8 of the Share Provisions, provided that nothing in this Agreement shall require BEI to register the BEI Shares issuable upon the exchange of Exchangeable Shares except as set forth in the Registration Rights Agreement;

      (e) not exercise its vote as a direct or indirect shareholder to initiate the voluntary liquidation, dissolution or winding-up of Exchangeco nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Exchangeco;

      (f) take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco to perform its obligations, in accordance with applicable law, pursuant to the exercise of an Exchange Right by holders of Exchangeable Shares, including as contemplated in Section 6.6 of the Share Provisions; and


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                                      -4-


      (g) provide holders of Exchangeable Shares with the same information as is provided to holders of BEI Shares, such information to be provided at the same time and in the same manner as such information is provided to holders of BEI Shares.

2.2 SEGREGATION OF FUNDS

                  BEI will cause Exchangeco to deposit a sufficient amount of funds in a separate account of Exchangeco and segregate a sufficient amount of such other assets and property as and when necessary to enable Exchangeco to pay dividends when due and to pay or otherwise satisfy its respective obligations under Sections 5, 6 or 7 of the Share Provisions, as applicable, and Exchangeco will use such funds or other assets exclusively to pay such dividends or satisfy its obligations under Sections 3, 5, 6 or 7 of the Share Provisions.

2.3 RESERVATION OF BEI SHARES

                  BEI hereby represents, warrants and covenants in favour of Exchangeco and the holders of Exchangeable Shares that BEI has reserved for issuance and will, at all times while any Exchangeable Shares (other than Exchangeable Shares held by BEI or its Affiliates) are outstanding, keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of BEI Shares (or other shares or securities into which BEI Shares may be reclassified or changed as contemplated by Section 2.7) (a) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time (if any) and (b) as are now and may hereafter be required to enable and permit (x) BEI to meet its obligations under the Exchange Rights Agreement dated of even date hereof between BEI and holders of Exchangeable Shares and under any other security or commitment pursuant to which BEI may now or hereafter be required to issue BEI Shares, (y) BEI to meet its obligations under the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right to holders of Exchangeable Shares, and (z) BEI and Exchangeco to meet their respective obligations hereunder and under the Share Provisions.

2.4      NOTIFICATION OF CERTAIN EVENTS CONCERNING EXCHANGECO

                  In order to assist and permit BEI to exercise the Liquidation Call Right, Retraction Call Right and Redemption Call Right, Exchangeco will notify BEI and the Stockholders' Representative of each of the following events at the time set forth below:

      (a) immediately following any determination by the Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

      (b) immediately upon the earlier of receipt by Exchangeco or Exchangeco becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs;


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                                      -5-


      (c)   immediately upon receipt by Exchangeco of a Retraction Request;

      (d) on the same date on which notice of redemption is given to holders of Exchangeable Shares upon the determination of a Redemption Date in accordance with the Share Provisions; and

      (e) immediately upon the issuance by Exchangeco of any additional Exchangeable Shares or rights to acquire Exchangeable Shares (other than future issuances contemplated in the Share Purchase Agreement).

2.5 DELIVERY OF BEI SHARES

      (a) Subject to BEI's exercise of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, upon notice from Exchangeco of any event that requires Exchangeco to cause to be delivered BEI Shares to any holder of Exchangeable Shares, BEI shall, subject to applicable law, at Exchangeco's request and direction forthwith issue and deliver or cause to be delivered to the former holder of the surrendered Exchangeable Shares the requisite number of BEI Shares to be received by such former holder in full satisfaction of Exchangeco's obligations to such former holder under the Share Provisions. In consideration of the issuance and delivery of such BEI Shares by BEI to such former holder of surrendered Exchangeable Shares, Exchangeco shall issue to or to the order of BEI one or more common shares in the capital of Exchangeco having in aggregate equivalent value to such BEI Shares. All such BEI Shares and Exchangeco shares shall be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of all liens, claims and encumbrances.

      (b) In the event that BEI exercises the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, BEI shall forthwith issue and deliver or cause to be delivered to the former holder of the surrendered Exchangeable Shares the requisite number of BEI Shares to be received by such former holder in full satisfaction of BEI's obligations to such former holder under the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right:

2.6 REGISTRATION RIGHTS AGREEMENT

                  Each holder of Exchangeable Shares shall have the rights set forth in the Registration Rights Agreement dated of even date hereof between BEI and the Shareholders (the "REGISTRATION RIGHTS AGREEMENT"). 2.7 EQUIVALENCE


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                                      -6-


                  So long as there are outstanding any Exchangeable Shares not owned by BEI or its Affiliates:

      (a) BEI will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11.2 of the Share Provisions:

            (i) issue or distribute BEI Shares (or securities exchangeable for or convertible into or carrying rights to acquire BEI Shares) to the holders, as a class, of the then outstanding BEI Shares by way of stock dividend or other distribution, other than an issue of BEI Shares (or securities exchangeable for or convertible into or carrying rights to acquire BEI Shares) (A) to holders of BEI Shares who exercise an option to receive dividends in BEI Shares (or securities exchangeable for or convertible into or carrying rights to acquire BEI Shares) in lieu of receiving cash dividends or (B) pursuant to any dividend reinvestment plan or scrip dividend;

            (ii) issue or distribute rights, options or warrants to the holders, as a class, of the then outstanding BEI Shares entitling them to subscribe for or to purchase BEI Shares (or securities exchangeable for or convertible into or carrying rights to acquire BEI Shares); or

            (iii) issue or distribute to the holders, as a class, of the then outstanding BEI Shares (A) shares or securities of BEI of any class other than BEI Shares (other than those referred to in Section 2.7(a)(i)), (B) rights, options or warrants other than those referred to in Section 2.7(a)(ii), (C) evidences of indebtedness of BEI or (D) assets of BEI or its Affiliates, unless the economic equivalent, as determined by BEI in good faith and acting reasonably, on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares provided, however, that the above restrictions shall not apply to the distribution of rights pursuant to a stockholders rights plan adopted by BEI if the rights are exercisable upon a change of control of BEI or upon a person's acquiring a certain number of shares of stock of BEI and if such rights will be distributed along with BEI stock if BEI exercises its right to call the Exchangeable Shares, and further provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by BEI in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Share Purchase Agreement or as otherwise permitted by the parties to the Share Purchase Agreement.


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                                      -7-


      (b) BEI will not without the prior approval of Exchangeco and the prior approval of the holders of Exchangeable Shares given in accordance with Section 11.2 of the Share Provisions:

            (i) subdivide, redivide or change the then outstanding BEI Shares into a greater number of BEI Shares; (ii) reduce, combine, consolidate or change the then outstanding BEI Shares into a lesser number of BEI Shares; or

            (iii) reclassify or otherwise change BEI Shares or effect an amalgamation, merger, reorganization or other transaction affecting BEI Shares,

            unless the same or an economically equivalent change, as determined by BEI in good faith and acting reasonably, shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

      (c)   BEI will ensure that the record date for any event referred to in
            Section 2.7, or, if no record date is applicable for such event, the effective date for any such event, is not less than 10 Business Days after the date on which such event is declared or announced by BEI (with contemporaneous notification thereof by BEI to Exchangeco).

      (d) Exchangeco agrees that, to the extent required, upon due notice from BEI, Exchangeco shall take or cause to be taken such steps as may be reasonably necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Exchangeco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalency with respect to BEI Shares and the Exchangeable Shares as provided for in this Section 2.7.

      (e) Holders of Exchangeable Shares shall (a) be entitled to receive, contemporaneous with receipt by the holders of BEI Shares, the same financial and other information and documentation sent by BEI to its shareholders in their capacity as shareholders of BEI and (b) be entitled to the same access to the books and records of BEI as the holders of BEI Shares.

2.8 TENDER OFFERS, ETC.

                  In the event that a tender offer, share exchange offer, issuer bid, take-over bid or other transaction or series of related transactions (including any reconstruction, reorganization, merger or consolidation) affecting BEI Shares (an "OFFER") is proposed by BEI or is proposed to BEI or its shareholders and is recommended by the Board of Directors of BEI, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of BEI, and any Exchangeable Shares are not redeemed by Exchangeco or purchased by BEI as contemplated by and in compliance with the Share Provisions, then BEI will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are reasonably necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of BEI Shares, without discrimination. Without limiting the generality of the foregoing, BEI will use its reasonable efforts expeditiously and in good faith (in the case of a transaction by BEI or where BEI is a participant in the negotiation thereof) to ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract the Exchangeable Shares as against Exchangeco (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of Exchangeco under the Share Provisions to redeem (or BEI to purchase pursuant to the Redemption Call Right) the Exchangeable Shares, in the event of a BEI Control Transaction. In the event that BEI effects a merger for the sole purpose of changing its jurisdiction of incorporation, then the obligation to the holders of Exchangeable Shares shall be deemed satisfied if the successor corporation agrees to assume the obligations of BEI hereunder.


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2.9 OWNERSHIP OF VOTING SHARES OF EXCHANGECO

                  Without the prior approval of Exchangeco and the holders of Exchangeable Shares given in accordance with Section 11.2 of the Share Provisions, BEI covenants and agrees in favour of Exchangeco and the holders of Exchangeable Shares that, as long as any of the Exchangeable Shares outstanding are owned by any Person other than BEI or its Affiliates, BEI will be and shall remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of Exchangeco and BEI shall use all commercially reasonable efforts to ensure that Exchangeco is in good standing under its jurisdiction of incorporation.

2.10 ACKNOWLEDGEMENT IN FAVOUR OF BEI

                  The holders of Exchangeable Shares acknowledge that BEI has rights with respect to the Exchangeable Shares as set out in the Share Provisions, including the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, and further acknowledge the overriding nature of such rights in connection with the liquidation, dissolution or winding-up of Exchangeco or the retraction or redemption of Exchangeable Shares, as the case may be, and agree to be bound by any exercise of all or any part of such rights by BEI as fully and effectively as if those rights and provisions were incorporated herein in their entirety.

2.11 BEI AND AFFILIATES NOT TO VOTE THEIR EXCHANGEABLE SHARES

                  BEI covenants and agrees that it will appoint and cause to be appointed proxyholders with respect to all of the Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. BEI further covenants and agrees that it will not, and will cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the Act (or any successor or other corporate statute by which Exchangeco may in the future be governed) with respect to any of the Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares.


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                                      -9-


2.12 RULE 10B-18 PURCHASES

                  For certainty, nothing contained in this Agreement shall limit the ability of BEI to make a "Rule 10b-18 Purchase" of BEI Shares pursuant to Rule 10b-18 of the U.S. Securities Exchange Act of 1934, as amended, or any successor provisions thereof.

2.13 CLASS A STOCK

                  BEI shall convene a special meeting of its stockholders on February 9, 2006 (or if the same is postponed on the date to which it is postponed) in accordance with the proxy statement filed with the Securities and Exchange Commission by BEI on January 13, 2006. If the proposal in such proxy statement to add a class of preferred stock to BEI's articles is approved by the stockholders with the requisite vote, then BEI will create a series of preferred shares of BEI (the "CLASS A STOCK"), containing substantially the terms set forth in Schedule "C" hereto and issue to the holders of Exchangeable Shares one share of Class A Stock for each Exchangeable Share from time to time outstanding. So long as there are any Exchangeable Shares outstanding, BEI will not issue any additional Class A Stock beyond the Class A Stock to be issued hereunder, and will not amend, alter, change or repeal the terms of the Class A Stock without the prior approval of the holders of the Exchangeable Shares in accordance with Section 11.2 of the Share Provisions.

                                   ARTICLE 3
                                 BEI SUCCESSORS

3.1 CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

                  So long there are any Exchangeable Shares outstanding, unless a Redemption Date has been established by the Board of Directors of Exchangeco as a result of a BEI Control Transaction, BEI shall not consummate any BEI Control Transaction, unless:

      (a) such other Person or continuing corporation (the "BEI SUCCESSOR") by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the BEI Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such BEI Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of BEI under this Agreement; and

      (b) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other parties hereunder.

3.2 VESTING OF POWERS IN SUCCESSOR

                  Whenever the conditions of Section 3.1 have been duly observed and performed, if required by Section 3.1 the parties hereto shall execute and deliver a supplemental agreement hereto and thereupon the BEI Successor shall possess and from time to time may exercise each and every right and power of BEI under this Agreement in the name of BEI or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of BEI or any officers of BEI may be done and performed with like force and effect by the directors or officers of such BEI Successor.


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3.3 WHOLLY-OWNED SUBSIDIARIES

                  Nothing herein shall be construed as preventing the amalgamation or merger of any direct or indirect subsidiary of BEI, except for Exchangeco, with or into BEI or the winding-up, liquidation or dissolution of any direct or indirect subsidiary of BEI, except for Exchangeco, provided that all of the assets of such subsidiary are transferred to BEI or another wholly-owned direct or indirect subsidiary of BEI and any such transactions are expressly permitted by this Article 3. Notwithstanding the foregoing, nothing herein shall be construed as preventing the amalgamation of Exchangeco and the Company. Upon the amalgamation of Exchangeco and the Company, all references to "Exchangeco" in this Agreement shall be deemed to be references to such amalgamated company.

                                   ARTICLE 4
                                     GENERAL

4.1 TERM

                  This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any Person other than BEI or any Affiliate of BEI.

4.2 CHANGES IN CAPITAL OF BEI AND EXCHANGECO

                  At all times after the occurrence of any event contemplated pursuant to Section 2.7 or otherwise, as a result of which either BEI Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, with the appropriate changes, to all new securities into which BEI Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3 SEVERABILITY

                  If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.


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4.4 AMENDMENTS AND MODIFICATIONS

                  This Agreement may not be amended or modified except by an agreement in writing executed by BEI, Exchangeco and, subject to Section 4.5, signed by the Stockholders' Representative following the approval of the holders of Exchangeable Shares (or their duly appointed attorney) obtained in accordance with Section 11.2 of the Share Provisions. Exchangeco, at the request of BEI, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to this Section. Any such meeting or meetings shall be called and held in accordance with the articles and by-laws of Exchangeco, the Share Provisions and all applicable laws.

4.5 PERMITTED AMENDMENTS

                  Notwithstanding the provisions of Section 4.4, BEI and Exchangeco may in writing at any time and from time to time, without the approval of holders of Exchangeable Shares, amend or modify this Agreement for the purposes of:

      (a) adding to the covenants of BEI and Exchangeco, provided that each of BEI and Exchangeco shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of holders of Exchangeable Shares;

      (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of each of BEI and Exchangeco, it may be expedient to make, provided that each shall be of the good faith opinion that such amendments or modifications will not be prejudicial to the rights or interests of holders of Exchangeable Shares; or

      (c) making such changes or corrections which, on the advice of counsel to BEI and Exchangeco are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that each of BEI and Exchangeco shall be of the good faith opinion that such changes or corrections will not be prejudicial to the rights or interests of holders of Exchangeable Shares.

4.6      ENUREMENT

                  This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

4.7 NOTICES TO PARTIES

                  All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if given in the manner specified in the Share Purchase Agreement and such notice will be deemed to have been received on the date specified therein. For purposes hereof, notice given to either BEI or Exchangeco shall be deemed to be notice given to each of them.


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4.8      GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York with respect to any matter arising hereunder or related hereto. The parties hereto agree that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the State of New York, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

4.9 COUNTERPARTS

                  This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Counterparts may be exchanged by facsimile and shall be mutually binding on the parties.

                  IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      BARNABUS ENERGY, INC.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      2093603 ONTARIO INC.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      1594505 ONTARIO INC.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      MARGREG LTD.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) CRAIG BROWN

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) WILLIAM CHISLETT

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) PAUL COWLEY

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) NORMAN DODD

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) HOWARD GOMES

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) LOIS HOLMES

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) BOB KAFATO

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) KRINO KAFATO

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) PHIL KASZUBA

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) ALLAN KLING

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) KEITH KNIGHTS

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) RAYMOND LAALY

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) DONALD ROGERS

                                      DODD FAMILY TRUST

                                      By:

                                      ------------------------------------------
                                      Norman Dodd, Trustee

                                      By:

                                      ------------------------------------------
                                      Lorraine Dodd, Trustee

                                  SCHEDULE "A"

                         HOLDERS OF EXCHANGEABLE SHARES

1594505 Ontario Inc.
Margreg Ltd.
Craig Brown
William Chislett
Paul Cowley
Norman Dodd
Howard Gomes
Lois Holmes
Bob Kafato
Krino Kafato
Phil Kaszuba
Keith Knights
Alan Kling
Raymond Laaly
Donald Rogers
Dodd Family Trust

                                  SCHEDULE "B"

The Class A shares of the Corporation shall have attached thereto, as a class, the following rights, privileges, restrictions, and conditions:

                                   SECTION 1
                                 INTERPRETATION

1.1 For the purposes of these Share Provisions:

      (a)   "ACT" means the Business Corporations Act (Ontario), as amended.

      (b)   "AFFILIATE" has the meaning ascribed thereto in the Act.

      (c) "BEI" means Barnabus Energy, Inc., a corporation existing under the laws of the State of Nevada, and any successor corporation thereto.

      (d) "BEI CALL NOTICE" has the meaning ascribed thereto in Section 6.3 of these Share Provisions. (e) "BEI CONTROL TRANSACTION" means (i) the acquisition of Control of BEI by another entity by means of any tender offer, share exchange offer, issuer bid, take-over bid or other transaction or series of related transactions (including any reconstruction, reorganization, merger or consolidation) or (ii) a sale of all or substantially all of the assets of BEI, but for greater certainty a "BEI Control Transaction" shall not include the exchange of Exchangeable Shares into BEI Shares as contemplated in these Share Provisions.

      (f) "BEI DIVIDEND DECLARATION DATE" means the date on which the Board of Directors of BEI declares any dividend on the BEI Shares.

      (g) "BEI SHARES" means the shares of common stock in the capital of BEI, as consolidated or subdivided from time to time, and any other securities into which such shares may be reclassified or changed.

      (h) "BOARD OF DIRECTORS" means the board of directors of the Corporation, or the shareholders of the Corporation in the event that a unanimous shareholder declaration or agreement has been executed by all of the shareholders of the Corporation in accordance with the Act.

      (i) "BUSINESS DAY" means any day on which commercial banks are open for business in the Province of Ontario other than a Saturday, a Sunday or a day observed as a holiday under the laws of the Province of Ontario or the federal laws of Canada or under the laws of the State of California or the federal laws of the United States.

      (j) "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "FOREIGN CURRENCY AMOUNT") at any date the product obtained by multiplying:

            (i)   the Foreign Currency Amount by,

            (ii) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

      (k) "COMMON SHARES" means common shares in the capital of the Corporation, as consolidated or subdivided from time to time, and any other securities into which such shares may be reclassified or changed.

      (l) "CONTROL" has the meaning ascribed thereto in the Act on January 1, 2006.

      (m) "CURRENT MARKET PRICE" of a BEI Share on any date means (i) if BEI Shares are not listed on such date on an Exchange, such price as shall be determined by the Board of Directors, in good faith and acting reasonably, based upon the advice of such qualified independent financial advisors as the Board of Directors may deem appropriate (any such selection, opinion or determination by the Board of Directors being conclusive and binding on the Corporation and holders of Exchangeable Shares), or (ii) if BEI Shares are listed on such date on an Exchange, the Canadian Dollar Equivalent of the volume-weighted average of the closing bid and ask prices of a BEI Share during a period of 10 consecutive trading days before such date on such stock exchange or automated quotation system.

      (n) "ECONOMICALLY EQUIVALENT" means economically equivalent prior to giving any consideration to the tax consequences of the proposed event, including without limitation, consequences arising from differences in applicable tax laws of various jurisdictions, and for greater certainty the requirement for economic equivalence will not be applied so as to prevent tax optimization in one jurisdiction that is not available in another jurisdiction or so as to require recognition of the value of such tax optimization.

      (o) "EXCHANGE" means a major Canadian or U.S. stock exchange, the National Association of Securities Dealers Automated Quotations system ("NASDAQ") or the Over-the Counter Bulletin Board, an over-the counter securities market operated by the National Association of Securities Dealers.

      (p) "EXCHANGE RIGHT" has the meaning ascribed thereto in Section 6.6 of these Share Provisions.

      (q) "EXCHANGEABLE SHARES" means the Class A shares in the capital of the Corporation, being non-voting exchangeable shares having the rights, privileges, restrictions, and conditions set forth herein.

      (r) "EXCHANGEABLE SHARE VOTING EVENT" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event, and, for greater certainty, excluding any matter in respect of which holders of Exchangeable Shares are entitled to vote in their capacity as beneficiaries under any special voting rights that they may have in BEI.

      (s) "EXEMPT EXCHANGEABLE SHARE VOTING EVENT" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the BEI Shares.

      (t) "INCLUDING" means "including without limitation" and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it;

      (u) "LIQUIDATION AMOUNT" has the meaning ascribed thereto in Section 5.1 of these Share Provisions.

      (v) "LIQUIDATION CALL PURCHASE PRICE" has the meaning ascribed thereto in Section 8.1(a) of these Share Provisions.

      (w) "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in Section 8.1(a) of these Share Provisions.

      (x) "LIQUIDATION DATE" has the meaning ascribed thereto in Section 5.1 of these Share Provisions.

      (y) "LIQUIDATION DISTRIBUTION" means a distribution of assets of the Corporation among its shareholders arising on the liquidation, dissolution, or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

      (z) "PERSON" includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government body, syndicate or other entity, whether or not having legal status.

      (aa) "PURCHASE PRICE" has the meaning ascribed thereto in Section 6.3 of these Share Provisions.

      (bb)  "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in
            Section 8.2 of these Share Provisions.

      (cc)  "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in Section
            8.2 of these Share Provisions.

      (dd) "REDEMPTION DATE" means the date, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to Section 7 of these Share Provisions, provided that the Board of Directors shall not establish such date prior to the 5th anniversary of the date hereof unless:

            (i) the number of Exchangeable Shares outstanding (other than Exchangeable Shares held by BEI and Affiliates of BEI, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares) is less than 20% of the aggregate number of Exchangeable Shares issued prior to the Redemption Date, in which case the Board of Directors may accelerate such redemption date to such earlier date as it may determine, upon at least 30 days' prior written notice to the registered holders of the Exchangeable Shares;

            (ii) a BEI Control Transaction occurs, in which case the Board of Directors may accelerate such redemption date to such earlier date as it may determine, upon such number of days prior written notice to the registered holders of the Exchangeable Shares as the Board of Directors may determine in such circumstances;

            (iii) an Exchangeable Share Voting Event is proposed, in which case the redemption date shall be the Business Day prior to the record date for any meeting or vote of the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days' prior written notice of such redemption to the registered holders of the Exchangeable Shares as the Board of Directors may determine in such circumstances (provided that the Board of Directors has determined, in good faith, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event);

            (iv) an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve or disapprove the Exempt Exchangeable Share Voting Event as may be necessary to maintain their rights, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action and the Board of Directors shall be deemed to have given such prior written notice of such redemption to the registered holders of the Exchangeable Shares or the Board of Directors may establish another Business Day as it may determine in such circumstances, or

            (v) holders of Exchangeable Shares become entitled, as a result of amendments to the Income Tax Act (Canada) or otherwise, to receive BEI Shares in exchange for Exchangeable Shares on a tax deferred basis under the Income Tax Act (Canada) similar to the basis set out in subsection 85(1) of the Income Tax Act (Canada).

      (ee) "REDEMPTION PRICE" has the meaning ascribed thereto in Section 7.1 of these Share Provisions.

      (ff) "RETRACTED SHARES" has the meaning ascribed thereto in Section 6.1(a) of these Share Provisions.

      (gg) "RETRACTION CALL RIGHT" has the meaning ascribed thereto in Section 6.1(c) of these Share Provisions.

      (hh) "RETRACTION DATE" has the meaning ascribed thereto in Section 6.1(b) of these Share Provisions.

      (ii) "RETRACTION PRICE" has the meaning ascribed thereto in Section 6.1 of these Share Provisions.

      (jj) "RETRACTION REQUEST" has the meaning ascribed thereto in Section 6.1 of these Share Provisions.

      (kk)  "SHARE PROVISIONS" means these share provisions.

      (ll) "SUPPORT AGREEMENT" means the support agreement to be entered into between BEI, the Corporation and the holders of Exchangeable Shares relating to the Exchangeable Shares, a copy of which shall be maintained at the registered office of the Corporation and which will be provided to a shareholder during normal business hours, on demand and without charge.

      (mm) "TRANSFER AGENT" means such Person as may from time to time be appointed by the Corporation as the registrar and Transfer Agent for the Exchangeable Shares, and if no such Person has been appointed, shall mean the Corporation.

      (nn) "UNPAID DIVIDEND AMOUNT" means the full amount of any and all declared and unpaid dividends on the Exchangeable Shares.

                                   SECTION 2
                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends to the extent provided for in Section 3.1 and on a Liquidation Distribution to the extent provided for in Section 5 hereof.

                                   SECTION 3
                                   DIVIDENDS

3.1 The Board of Directors shall, subject to applicable law, on each BEI Dividend Declaration Date, declare a dividend on each Exchangeable Share as follows:

      (a) in the case of a cash dividend declared on the BEI Shares, a cash dividend in U.S. dollars, or the Canadian Dollar Equivalent thereof, on the BEI Dividend Declaration Date, equal to the cash dividend declared on each BEI Share;

      (b) in the case of a stock dividend or other distribution declared on the BEI Shares to be paid in BEI Shares, a stock dividend of such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of BEI Shares to be paid on each BEI Share unless in lieu of such stock dividend the Corporation elects to effect a corresponding and contemporaneous and economically equivalent (as determined by the Board of Directors, in good faith and acting reasonably) subdivision of the outstanding Exchangeable Shares; or

      (c) in the case of a dividend declared on the BEI Shares in property other than cash or BEI Shares, a dividend in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to the type and amount of property declared as a dividend on each BEI Share (to be determined by the Board of Directors as contemplated by Section 3.5 hereof).

                  Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares of the Corporation, as applicable.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by
Section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the BEI Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends. 3.5 The Board of Directors shall determine, in good faith and acting reasonably, economic equivalence for the purposes of Section 3.1(c) hereof and each such determination shall be conclusive and binding on the Corporation and the holders of Exchangeable Shares.

                                   SECTION 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, and subject to the provisions of Section 4.2 hereof, the Corporation shall not at any time without the approval of the holders of the Exchangeable Shares given as specified in Section 11.2 of these Share Provisions:

      (a) pay any dividends on the Common Shares unless a dividend is at the same time declared and paid as contemplated in Section 3.1 of these Share Provisions to the holders of the Exchangeable Shares;

      (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

      (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect to the payment of dividends or on any Liquidation Distribution; or

      (d) issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares.

4.2 No prior approval from the holders of the Exchangeable Shares pursuant to
Section 4.1 hereof shall be required if all dividends and other distributions on the outstanding Exchangeable Shares corresponding to dividends and other distributions declared and paid to date on the BEI Shares shall have been declared and paid on the Exchangeable Shares.

                                   SECTION 5
                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of a Liquidation Distribution, subject to the exercise by BEI of the Liquidation Call Right and subject to the terms and conditions set forth in this Section 5,a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "LIQUIDATION DATE") of the Liquidation Distribution, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount per Exchangeable Share (the "LIQUIDATION AMOUNT") equal to (i) the Current Market Price of a BEI Share on the last Business Day prior to the Liquidation Date (which, subject to applicable law, shall be satisfied in full by the Corporation causing to be delivered to such holder one BEI Share for each Exchangeable Share presented and surrendered by the holder), plus (ii) the Unpaid Dividend Amount, if any, on any Exchangeable Share held by such holder on any dividend record date which occurred prior to the Liquidation Date.

5.2 The Corporation shall notify the holders of the Exchangeable Shares (by way of notice to the Transfer Agent, if any), of any proposed liquidation, dissolution or winding-up of the Corporation, at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation, and promptly upon receiving notice of or becoming aware of any claim, suit, petition or other proceeding with respect to an involuntary liquidation, dissolution or winding-up of the Corporation.

5.3 On or promptly after the Liquidation Date, provided that the Liquidation Call Right has not been exercised by BEI, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, free and clear of all liens, claims and encumbrances, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent, the Corporation or BEI may reasonably require, at the registered office of the Corporation (or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares). Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of certificates representing BEI Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of all liens, claims and encumbrances) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the remaining portion, if any, of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). On and after the close of business on the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless no deposit has be made as described below and payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time to deposit or cause to be deposited the total Liquidation Amount, or the portion of the total Liquidation Amount for such Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection herewith, in a custodial account with any chartered bank or trust company in Canada less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Liquidation Date, the rights of the holders of Exchangeable Shares shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less such amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions.

5.4 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to Section 5.1 hereof, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                   SECTION 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by BEI of the Retraction Call Right and otherwise subject to the terms and conditions of this Section 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per Exchangeable Share (the "RETRACTION PRICE") equal to (i) the Current Market Price of a BEI Share on the last Business Day prior to the Retraction Date (which, subject to applicable law, shall be satisfied in full by the Corporation causing to be delivered to such holder one BEI Share for each Exchangeable Share presented and surrendered by the holder), plus (ii) the Unpaid Dividend Amount, if any, on any such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Retraction Date. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation (or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares) the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, free and clear of all liens, claims and encumbrances, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent, the Corporation or BEI may reasonably require, and together with a duly executed statement (the "RETRACTION REQUEST") in the form attached hereto as Appendix 1, or in such other form as may be acceptable to the Corporation:

      (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "RETRACTED SHARES") redeemed by the Corporation;

      (b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "RETRACTION DATE"), provided that the Retraction Date shall be a Business Day which is not less than 30 days nor more than 45 days after the date on which the Retraction Request is delivered to the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 30th day after the date on which the Retraction Request (or immediately following Business Day if such day is not a Business Day) is delivered to the Corporation; and

      (c) acknowledging the overriding right of BEI (the "RETRACTION CALL RIGHT") to purchase all but not less than all the Retracted Shares directly from the holder, and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to BEI in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 hereof.

6.2 Subject to the exercise by BEI of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares effective at the close of business (Toronto time) on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares, provided that all declared and unpaid dividends for which the record date has occurred prior to the Retraction Date shall be paid on the payment date for such dividends, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately provide notice thereof to BEI. In order to exercise the Retraction Call Right, BEI must notify the Corporation of its determination to do so (the "BEI CALL NOTICE") within five Business Days of notification to BEI by the Corporation of the receipt by the Corporation of the Retraction Request. If BEI does not so notify the Corporation within such five Business Day period, the Corporation will notify the holder as soon as possible thereafter that BEI will not exercise the Retraction Call Right. If BEI delivers the BEI Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be deemed to be an offer by the holder to sell the Retracted Shares to BEI in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and BEI shall purchase from such holder and such holder shall sell to BEI on the Retraction Date the Retracted Shares, free and clear of all liens, claims and encumbrances, for an amount per Retracted Share (the "PURCHASE PRICE") equal to
(i) the Current Market Price of a BEI Share on the last Business Day prior to the Retraction Date (which shall be satisfied in full by BEI causing to be delivered to such holder one BEI Share for each Exchangeable Share presented and surrendered by the holder), plus (ii) the Unpaid Dividend Amount, if any, on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date. For the purposes of completing a purchase pursuant to the Retraction Call Right, BEI shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing BEI Shares and a cheque or cheques of BEI payable at par at any branch of the bankers of BEI representing the Unpaid Dividend Amount, if any, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that BEI has complied with the immediately preceding sentence, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that BEI does not deliver a BEI Call Notice within such five (5) Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this
Section 6. As a condition to such purchase, the holder shall deliver such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent, the Corporation or BEI may reasonably require, at the registered office of the Corporation or BEI (or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares).

6.4 The Corporation or BEI, as the case may be, shall deliver, or cause the Transfer Agent to deliver, to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of the Corporation (or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares), certificates representing the BEI Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of all liens, claims and encumbrances) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefor, a cheque payable at par at any branch of the bankers of the Corporation or BEI, as applicable, representing the aggregate Unpaid Dividend Amount, if any, in payment of the total Retraction Price or the total Purchase Price, as the case may be, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such certificates and cheques on behalf of the Corporation or by BEI, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or the total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom).

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or the total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in Section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided.

6.6 Notwithstanding any other provision of this Section 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that BEI shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with
Section 6.2 of these Share Provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, and provided that BEI shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof as a result of solvency requirements or other provisions of applicable law shall be deemed by giving the Retraction Request to require BEI to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by BEI to such holder of the Purchase Price for such Retracted Share (the "EXCHANGE RIGHT"). 6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw the Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to the Corporation or BEI, as the case may be, shall be deemed to have been revoked.

6.8 BEI shall at any time be entitled to assign all of its rights in this
Section 6 to an Affiliate of BEI provided that such company assumes all of BEI's obligations under this Section.

                                   SECTION 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law and the terms and conditions set forth in this
Section 7, and provided BEI has not exercised the Redemption Call Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per Exchangeable Share (the "REDEMPTION Price") equal to (i) the Current Market Price of a BEI Share on the last Business Day prior to the Redemption Date (which, subject to applicable law, shall be satisfied in full by the Corporation causing to be delivered to each holder of Exchangeable Shares one BEI Share for each Exchangeable Share presented and surrendered by the holder), plus (ii) the Unpaid Dividend Amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date.

7.2 In any case of a redemption of Exchangeable Shares under this Section 7, the Corporation shall send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by BEI under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a BEI Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, the written notice of redemption by the Corporation or the purchase by BEI under the Redemption Call Right will be sent on or before the Redemption Date on as many days prior written notice as may be determined by the Board of Directors of the Corporation to be reasonably practicable in the circumstances, and in all other cases such notice shall be sent at least 30 days before the Redemption Date. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

7.3 On or after the Redemption Date and subject to the exercise by BEI of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender at the registered office of the Corporation (or at any office of the Transfer Agent as may be specified by the Corporation in such notice) of the certificates representing such Exchangeable Shares, free and clear of all liens, claims and encumbrances, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent, the Corporation or BEI may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder on behalf of the Corporation, at the address of the holder recorded in the securities register of the Corporation or by holding for pick-up by the holder at the registered office of the Corporation (or at any office of the Transfer Agent as may be specified by the Corporation in such notice), of certificates representing BEI Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of all liens, claims and encumbrances) and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of any such Unpaid Dividend Amount, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the end of the day of the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless no deposit has been made as described below and payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trustee named in such notice, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be deemed to have been redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for such Exchangeable Shares, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption, less any amounts withheld on account of tax required to be deducted and withheld therefrom, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the BEI Shares delivered to them or the custodian on their behalf.

                                   SECTION 8
                LIQUIDATION CALL RIGHT AND REDEMPTION CALL RIGHT

8.1 BEI Liquidation Call Right

      (a) BEI shall have the overriding right (the "LIQUIDATION CALL RIGHT") in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to Section 5 of these Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an Affiliate of BEI) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by BEI of an amount per Exchangeable Share (the "LIQUIDATION CALL PURCHASE PRICE") equal to (i) the Current Market Price of a BEI Share on the last Business Day prior to the Liquidation Date (which shall be satisfied in full by BEI causing to be delivered to such holder one BEI Share for each Exchangeable Share presented and surrendered by the holder), plus
            (ii) the Unpaid Dividend Amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of purchase by BEI. In the event of the exercise of the Liquidation Call Right by BEI on the Liquidation Date and payment by BEI of the Liquidation Call Purchase Price to the holders of Exchangeable Shares, the Corporation shall thereafter have no obligation to redeem such shares so purchased by BEI.

      (b) To exercise the Liquidation Call Right, BEI must notify the Transfer Agent, as trustee for the holders of Exchangeable Shares, of BEI's intention to exercise such right at least 30 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not BEI has exercised the Liquidation Call Right, such notice to be given forthwith after the expiry of the period during which BEI may exercise the Liquidation Call Right, provided that the failure by the Transfer Agent to give such notice shall not affect the validity of the exercise of the Liquidation Call Right. If BEI exercises the Liquidation Call Right, then on the Liquidation Date BEI will purchase and the holders will sell all of the Exchangeable Shares then outstanding, free and clear of all liens, claims and encumbrances, for a price per share equal to the Liquidation Call Purchase Price.

      (c) For purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, BEI shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of BEI Shares deliverable by BEI and a cheque or cheques of BEI payable at par at any branch of the bankers of BEI representing the aggregate Unpaid Dividend Amount in payment of the total Liquidation Call Purchase Price, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that BEI has complied with the immediately preceding sentence, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by BEI upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the BEI Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, free and clear of all liens, claims and encumbrances, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent, the Corporation or BEI may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of BEI shall deliver to such holder, certificates representing the BEI Shares to which the holder is entitled and a cheque or cheques of BEI payable at par at any branch of the bankers of BEI in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom. If BEI does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by the Corporation in connection with the liquidation, dissolution or winding up of the Corporation pursuant to Section 5 of these Share Provisions.

      (d) BEI shall at any time be entitled to assign all of its rights in this Section 8.1 to an Affiliate of BEI provided that such company assumes all of BEI's obligations under this Section.

8.2 BEI Redemption Call Right

      (a) BEI shall have the overriding right (the "REDEMPTION CALL RIGHT"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Section 7 of these Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an Affiliate of BEI) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by the Corporation to each holder of an amount per Exchangeable Share (the "REDEMPTION CALL PURCHASE PRICE") equal to
            (i) the Current Market Price of a BEI Share on the last Business Day prior to the Redemption Date (which shall be satisfied in full by BEI causing to be delivered to such holder one BEI Share for each Exchangeable Share presented and surrendered by the holder), plus
            (ii) the Unpaid Dividend Amount, if any, on each Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date. In the event of the exercise of the Redemption Call Right by BEI, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to BEI on the Redemption Date, free and clear of all liens, claims and encumbrances, on payment by BEI to the holder of the Redemption Call Purchase Price for each such share, and the Corporation shall thereafter have no obligation to redeem such shares so purchased by BEI.

      (b) To exercise the Redemption Call Right, BEI must notify the Transfer Agent, as trustee for the holders of Exchangeable Shares, of BEI's intention to exercise such right at least 30 days before the Redemption Date, except in the case of a redemption occurring as a result of a BEI Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event, or such shorter period as may be agreed, in writing, by the Corporation, BEI and the holders of the Exchangeable Shares, in which case BEI shall so notify the Transfer Agent on or before the Redemption Date or, if a date has been agreed to as aforesaid, on such agreed-to date. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not BEI has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by BEI; provided that the failure by the Transfer Agent to give such notice shall not affect the validity of the exercise of the Redemption Call Right. If BEI exercises the Redemption Call Right, on the Redemption Date BEI will purchase and the holders will sell all of the Exchangeable Shares then outstanding, free and clear of all liens, claims and encumbrances, for a price per share equal to the Redemption Call Purchase Price.

      (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, BEI shall deposit with the Transfer Agent, on or before the Redemption Date, certificates representing the aggregate number of BEI Shares deliverable by BEI and a cheque or cheques of BEI payable at par at any branch of the bankers of BEI representing the aggregate Unpaid Dividend Amount in payment of the total Redemption Call Purchase Price, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that BEI has complied with the immediately preceding sentence, on and after the Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by BEI upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the BEI Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of BEI shall deliver to such holder, certificates representing the BEI Shares to which the holder is entitled and a cheque or cheques of BEI payable at par at any branch of the bankers of BEI in payment of the remaining portion, if any, of the total Redemption Call Purchase Price, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom. If BEI does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Redemption Price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Section 7 of these Share Provisions.

      (d) BEI shall at any time be entitled to assign all of its rights in this Section 8.2 to an Affiliate of BEI provided that such company assumes all of BEI's obligations under this Section.

                                   SECTION 9
                            PURCHASE FOR CANCELLATION

9.1 Subject to applicable law and the articles and by-laws of the Corporation, the Corporation may at any time and from time to time offer to purchase for cancellation all or any part of the outstanding Exchangeable Shares by tender to all the holders of record of Exchangeable Shares then outstanding of an amount per Exchangeable Share equal to the Current Market Price of a BEI Share on the last Business Day prior to the date fixed for such purchase (which, subject to applicable law, may be satisfied in full by the Corporation causing to be delivered to such holder one BEI Share for each Exchangeable Share presented and surrendered by the holder) together with an amount equal to the Unpaid Dividend Amount. If in response to an invitation for tenders under the provisions of this
Section 9, more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation. The holders of Exchangeable Share desiring to sell hereunder shall surrender to the Transfer Agent a certificate or certificates representing Exchangeable Shares, free and clear of all liens, claims and encumbrances, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent, the Corporation or BEI may reasonably require. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation. All payments to be made under this Section 9 may be subject to withholdings on account of tax required to be deducted and withheld therefrom.

9.2 The Corporation shall at any time be entitled to assign all of its rights in this Section 9 to an Affiliate of BEI provided that such company assumes all of the Corporation's obligations under this Section.

                                   SECTION 10
                                  VOTING RIGHTS

10.1 Except as required by applicable law and by Section 11 hereof, and by the provisions of the Support Agreement, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   SECTION 11
                             AMENDMENT AND APPROVAL

11.1 The rights, privileges, restrictions, and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of BEI, the Corporation and the holders of the Exchangeable Shares given as hereinafter specified. Without limiting the generality of the foregoing, the holders of Exchangeable Shares shall not be entitled to have class votes in the circumstances contemplated in sections 170(1)(a) or (e) of the Act as in force on the date of the first issue of Exchangeable Shares by the Corporation.

11.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by (i) resolution passed by not less than two-thirds (2/3) of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least two-thirds (2/3) of the outstanding Exchangeable Shares at that time are present or represented by proxy, provided that if at any such meeting the holders of at least two-thirds (2/3) of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five days thereafter and to such time and place as may be designated by the Chairman of such meeting or (ii) a document in writing signed by the holders of not less than two-thirds (2/3) of the outstanding Exchangeable Shares. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds (2/3) of the votes cast on such resolution at such meeting, regardless of the number of Exchangeable Shares represented at such meeting, shall constitute the approval or consent of the holders of the Exchangeable Shares.

                                   SECTION 12
             ACTIONS BY THE CORPORATION UNDER THE SUPPORT AGREEMENT

12.1 The Corporation will take all such actions and do all such things as shall be reasonably necessary or advisable to perform and comply with and to ensure performance and compliance by BEI and the Corporation with all provisions of the Support Agreement and the Share Provisions applicable to BEI, the Corporation and the holders of the Exchangeable Shares in accordance with the terms thereof including taking all such actions and doing all such things as shall be reasonably necessary or advisable to enforce, to the fullest extent possible for the direct benefit of the Corporation and the holders of the Exchangeable Shares, all rights and benefits in favour of the Corporation and the holders of the Exchangeable Shares under or pursuant to such agreement.

12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of, its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 11.2 of these Share Provisions, other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

      (a) adding to the covenants of the other parties to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares thereunder;

      (b) making such provisions or modifications not inconsistent with such agreements as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

      (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   SECTION 13
      LEGEND; CALL RIGHTS; COMPLIANCE WITH SECURITIES LAWS; TRANSFERABILITY

13.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement and the provisions herein relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right.

13.2 Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right, the Redemption Call Right in favour of BEI, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of BEI and its successors and assigns as herein provided.

13.3 Notwithstanding any other provision set forth herein, no BEI Shares shall be issued to the holders of Exchangeable Shares hereunder unless the Corporation or BEI has determined in its sole discretion (after receiving such necessary representations and warranties from such holders of Exchangeable Shares), at its sole cost and in a timely manner so as not to prejudice any rights of the holders of Exchangeable Shares hereunder, that the issuance of BEI Shares as contemplated herein would comply with applicable securities laws and no registration is required under the securities laws of the United States or of Canada.

13.4 Neither the Exchangeable Shares nor any interest therein shall be transferable except upon the prior written consent of the Corporation. Any purported transfer in violation of this section shall be null and void.

                                   SECTION 14
                                     NOTICES

14.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telephonic or electronic means (defined as telephone calls or messages, facsimile messages, electronic mail, transmission through computer networks or any other similar means) or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication shall be deemed to have been given and received, if delivered or sent by telephonic or electronic means, on the Business Day next following such delivery or other communication or, if mailed, on the third Business Day after such mailing.

14.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by personal or courier delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case, addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be.

14.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by personal or courier delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                   APPENDIX 1

                              NOTICE OF RETRACTION

TO:               2093603 ONTARIO INC. (the "CORPORATION")
                  BARNABUS ENERGY, INC. ("BEI")

                  This notice is given pursuant to Section 6 of the provisions (the "SHARE PROVISIONS") attaching to the Exchangeable Shares of the Corporation represented by the certificate (the "CERTIFICATE") which accompanies this notice. All capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in the Share Provisions.

                  The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Section 6 of the Share Provisions:

                  |_| all Exchangeable Share(s) represented by the Certificate; or

                  |_|   ____________ Exchangeable Share(s) only.

                  The undersigned hereby notifies the Corporation that the Retraction Date shall be:

                                                     , 20       .

                  NOTE: The Retraction Date must be a Business Day and must not be less than 30 days nor more than 45 days after the date upon which this notice is delivered to the Corporation. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 30th day after the date on which this notice is delivered to the Corporation (or immediately following Business Day if such day is not a Business Day).

                  The undersigned acknowledges the overriding Retraction Call Right of BEI to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell such shares to BEI in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. This notice of retraction, and this offer to sell the Retracted Shares to BEI, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date as provided in Section 6.7 of the Share Provisions.

                  The undersigned acknowledges that if, as a result of solvency provisions or other provisions of applicable law, the Corporation is unable to redeem all Retracted Shares and if BEI shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Share Provisions) so as to require BEI to purchase the unredeemed Retracted Shares.

                  The undersigned hereby represents and warrants to the Corporation and BEI that the undersigned:

                  |_|   is

                  |_|   (select one)

                  |_|   is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that, in the absence of an indication that the undersigned is not a non-resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares. The undersigned also acknowledges that withholding on account of U.S. tax may be made from amounts payable to the undersigned on the redemption or purchase of Retracted Shares.

                  The undersigned hereby represents and warrants to the Corporation and BEI that the undersigned has good title to, and owns, the share(s) represented by the Certificate to be acquired by the Corporation or BEI, as the case may be, free and clear of all liens, claims and encumbrances.

                    Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Corporation (or Transfer Agent, if any) failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

                  Date:
                         -------------------------------------


                  --------------------------------------------------------------
                  Name of Person in Whose Name Securities or Cheque(s) are to be Registered, Issued or Delivered (please print)

                  --------------------------------------------------------------
                  Street Address or P.O. Box

                  --------------------------------------------------------------
                  Signature of Shareholder

                  --------------------------------------------------------------
                  City, Province and Postal Code

                  --------------------------------------------------------------
                  Signature Guaranteed by

NOTES: (1) The above information must be completed and the Certificate, together with such additional documents as the Transfer Agent, the Corporation or BEI may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

                  (2) If this Notice of Retraction is for fewer than all of the shares represented by the Certificate, a certificate representing the remaining share(s) of the Corporation represented by the Certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the share transfer power on the reverse side of the Certificate is duly completed in respect of such share(s).

                                  SCHEDULE "C"

                        FORM OF CLASS A STOCK PROVISIONS

                  1. DESIGNATION. ___ shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Class A Stock" with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

                  2. VOTING. The holder of each share of Class A Stock shall be entitled to one vote per share of Class A Stock on each action on which holders of Common Stock of the Corporation are entitled to vote (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the number of issued and outstanding shares of Common Stock or Class A Stock).

                  3. NO DIVIDENDS; NO PAYMENTS UPON LIQUIDATION. The holders of the Class A Stock shall not be entitled to receive and shall not be paid (i) any dividends or distributions or (ii) any amounts upon the liquidation, dissolution or winding up of the Corporation.

                  4. REDEMPTION OF CLASS A STOCK. Upon the acquisition of Class A shares ("EXCHANGEABLE SHARES") of 2093603 Ontario Inc. (the "CANADIAN SUBSIDIARY") from a holder by either the Canadian Subsidiary or the Corporation (such date, the "CLASS A REDEMPTION DATE"), simultaneously with such acquisition the Corporation shall automatically redeem from such holder a like number of shares of Class A Stock (subject to adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Exchangeable Shares or the Class A Stock) at a redemption price per share equal to $0.0001 (subject to adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Class A Stock) (the "CLASS A REDEMPTION PRICE"). On or before the applicable Class A Redemption Date, each holder of shares of Class A Stock to be redeemed on such Class A Redemption Date shall surrender the certificate or certificates representing such shares to the Corporation, if the Corporation is not already holding such certificate or certificates in escrow (or, if such registered holder alleges that any such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), and thereupon the Class A Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof within thirty (30) days of the later of (a) such Class A Redemption Date and (b) the surrender of such certificate or certificates, or lost certificate affidavit and agreement, to the Corporation. If, on the applicable Class A Redemption Date, the certificates evidencing any Class A Stock so called for redemption shall not have been surrendered for redemption, all rights with respect to such shares, including all voting rights, shall nonetheless terminate on the Class A Redemption Date, except for the right of the holders to receive the Class A Redemption Price without interest as provided in the foregoing sentence. In all cases, upon the automatic redemption of shares of Class A Stock on each applicable Class A Redemption Date, such shares shall be cancelled, retired and eliminated from the shares which the Corporation is authorized to issue.

                  5. TRANSFERABILITY. Shares of Class A Stock shall not be transferred without the prior written consent of the Corporation, which the Corporation may withhold at its sole discretion.